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                                                                    Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of _____________, 1996, is by and among Boykin Lodging Company, an Ohio corporation (the "Company"), and the individuals and entities listed on Exhibit A attached hereto (such individuals and entities collectively, the "Holders" and each individually, a "Holder").

                              W I T N E S S E T H :

                  WHEREAS, the Holders were direct or indirect beneficial owners of nine partnerships, the equity interests in which were transferred to an Ohio limited partnership of which the Company is the sole general partner (the "Reit Partnership"); and

                  WHEREAS, the Holders agreed to transfer such interests in part in consideration of the Company entering into this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. DEFINITIONS. As used in this Agreement:

                           a. "Affiliate" of a Person means (i) with respect to
a Person which is a natural person, such Person's spouse and lineal descendants and any trust or other fiduciary solely for the benefit of such individual or such individual's spouse or lineal descendants, (ii) with respect to a Person that is a corporation, the shareholders of such Person on the date hereof, (iii) with respect to a Person that is a partnership, the partners of such Person on the date hereof, (iv) with respect to a Person that is an estate, the beneficiaries of such Person on the date hereof, or (v) any other Person controlling, controlled by, or under common control with such Person.

                           b. "Commission" means the Securities and Exchange
Commission.

                           c. "Common Shares" means the common shares, without
par value, of the Company.

                           d. "Initial Public Offering" means the sale of Common
Shares pursuant to the Company's first effective registration statement for such shares filed under the Securities Act.



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                           e. "Person" means a natural person, a partnership, a
corporation, an association, a joint stock company, a trust, an estate, a joint venture, an unincorporated organization or other entity or a governmental entity or any department, agency or political subdivision of any thereof.

                           f. "Registrable Shares" means, at any particular time
at which notice has been given pursuant to Section 2(a) hereunder, any of the following which are held by any Holder, any Affiliate of a Holder, or any Affiliate of an Affiliate of a Holder: (i) shares of Common Shares which are held by any Holder immediately upon the consummation of the Initial Public Offering or for which Units are exchangeable by any Holder, (ii) shares of Common Shares acquired pursuant to or acquirable upon the exercise of options outstanding immediately upon completion of the Initial Public Offering (other than options granted pursuant to the Company's 1996 Long Term Incentive Plan),
(iii) shares of Common Shares issued pursuant to a dividend reinvestment plan adopted by the Company, (iv) shares of Common Shares then outstanding which were issued as, or upon the conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of other Registrable Shares, (v) shares of Common Shares then issuable upon conversion or exercise of other securities which were issued as a dividend or other distribution with respect to or in replacement of other Registrable Shares, and
(vi) any equity securities of the Company issued or issuable with respect to the securities referred to in clauses (i) through (v) by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Shares, and those shares will be deemed held by that Person, when such Person has the unqualified right to acquire such Registrable Shares (by conversion, exchange or otherwise, but disregarding any restrictions imposed by law upon the exercise of such right), whether or not such acquisition has actually been effected.

                           g. "Registration Expenses" has the meaning ascribed
to it in Section 6 of this Agreement.

                           h. "Securities Act" means the Securities Act of 1933,
as amended.

                           i. "Units" means limited partnership interests in the
Reit Partnership.

                  2. PIGGYBACK REGISTRATIONS.

                           a. RIGHT TO PIGGYBACK. Subject to the remaining
provisions of this Section 2, following the Initial Public Offering, whenever the Company proposes to register its Common


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Shares under the Securities Act (other than a registration on Form S-4 or S-8)
(a "Piggyback Registration"), the Company will give written notice to all holders of Registrable Shares of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. The Company is not required to give any Person more than three opportunities to have Registrable Shares included in a Piggyback Registration.

                           b. PRIORITY ON PRIMARY REGISTRATION. If a Piggyback
Registration is an underwritten primary offering on behalf of the Company, and the managing underwriters for the Offering advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) FIRST, the securities the Company proposes to sell, (ii) SECOND, the Registrable Shares requested to be included in such registration which in the opinion of such underwriters can be sold, prorated among the holders of such Registrable Shares who request that Registrable Shares be included in such offering, on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive PRO RATA allocations, if any such holder has requested the registration of less than all such Registrable Shares such holder is so entitled to register, among such holders (other than the holder who requested less than all such Registrable Shares such holder is so entitled to register), and (iii) THIRD, other securities requested to be included in such registration.

                           c. PRIORITY ON SECONDARY REGISTRATIONS. If a
Piggyback Registration is an underwritten secondary offering on behalf of holders of the Company's securities other than holders of Registrable Shares, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, the Company will include in such registration (i) FIRST, the securities included therein held by the holders other than holders of Registrable Shares, (ii) SECOND, the Registrable Shares requested to be included in such registration which in such opinion of such underwriters can be sold, prorated among the holders of such Registrable Shares on the basis of the number of Registrable Shares owned or deemed to be owned by such holders, with further successive PRO RATA allocations among the holders of Registrable Shares if any holder of Registrable Shares has requested the registration of less than all such Registrable Shares such holder is so entitled to register, and (iii) THIRD, other securities requested to be included in such registration.

                  3. HOLDBACK AGREEMENTS. Each of the holders of Registrable Shares agrees not to effect any public sale or


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distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to, and the 90-day period beginning on the effective date of, any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

                  4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Shares have requested that any Registrable Shares be registered pursuant to this Agreement, the Company will endeavor to effect the registration of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                           a. Prepare and file with the Commission a
registration statement with respect to such Registrable Shares and endeavor to cause such registration statement to become and remain effective for such period, not to exceed six months, as may be reasonably necessary to effect the sale of such securities;

                           b. Prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than six months and comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by sellers thereof set forth in such registration statement;

                           c. Furnish to each seller of Registrable Shares and
the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                           d. Endeavor to register or qualify such Registrable
Shares under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 4(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction);



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                           e. Cause all such Registrable Shares to be listed on
each securities exchange or market trading system on which similar securities issued by the Company are then listed;

                           f. Provide a transfer agent and registrar for all
such Registrable Shares not later than the effective date of such registration statement;

                           g. Enter into such customary agreements (including
underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, effecting a stock split or a combination of shares);

                           h. Make available at reasonable times for inspection
by sellers of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                           i. Notify each seller of such Registrable Shares,
promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                           j. Notify each seller of such Registrable Shares of
any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                           k. Prepare and file with the Commission, promptly
upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, is reasonably required under the Securities Act or the rules and regulations thereunder in connection with the distribution of Registrable Shares by such seller;

                           l. Prepare and promptly file with the Commission and
promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating


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to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                           m. Advise each seller of such Registrable Shares,
promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission or any state authority or agency suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use all reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                           n. At the request of any underwriter in connection
with an underwritten offering, furnish on the date or dates provided for in the underwriting agreement: (i) an opinion of counsel, addressed to the underwriters, covering such matters as such underwriters may reasonably request; and (ii) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters, covering such matters as such underwriters and sellers may reasonably request, in which letters such accountants shall state, without limiting the generality of the foregoing, that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants the financial statements and other financial data of the Company included in the registration statement, the prospectus, or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Commission.

                  5. REGISTRATION EXPENSES.

                           a. All expenses incident to the Company's performance
of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be


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registered on each securities exchange on which any shares of Common Shares are then listed.

                           b. In connection with each Piggyback Registration
effected pursuant to this Agreement, the Company will reimburse the holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Shares.

                  6.  INDEMNIFICATION.

                           a. The Company agrees to indemnify each seller of
Registrable Shares, its officers and directors and each Person who controls such seller (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 6(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such seller or any underwriter expressly for use therein or by such seller's or underwriter's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or underwriter with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of sellers of Registrable Shares. The reimbursements required by this Section 6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                           b. In connection with any registration statement in
which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information,


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questionnaires and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by Section 6(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such seller; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to and be limited to the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

                           c. Any Person entitled to indemnification hereunder
will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                           d. The indemnification provided for under this
Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  7. COMPLIANCE WITH RULE 144. At the request of any holder who proposes to sell securities in compliance with Rule 144 of the Commission, the Company will (i) forthwith furnish to such


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holder a written statement of its compliance with the filing requirements of the
Commission as set forth in Rule 144 as such rule may be amended from time to time and (ii) make available to the public and such holders such information as will enable the holders to make sales pursuant to Rule 144.

                  8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all question-naires, powers of attorney, custody agreements, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

                  9. NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Shares in this Agreement.

                  10. REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

                  11. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the holders of a majority of the Registrable Shares. Any waiver, permit, consent or approval of any kind or character on the part of any such holders of any provision or condition of this Agreement must be made in writing and will be effective only to the extent specifically set forth in writing.

                  12. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of any Holder are also for the benefit of, and enforceable by, any subsequent holder of Registrable Shares who acquired those Registrable Shares directly or indirectly from that Holder (other than in an offering registered under the Securities Act) and consents in writing to be bound by this Agreement.


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                  13. FINAL AGREEMENT. This Agreement constitutes the final
agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                  14. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  15. DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

                  16. NOTICES. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

                  IF TO THE HOLDERS OF REGISTRABLE SHARES, at their addresses set forth on the stock record books of the Company;


                  with a copy to:

                  Albert T. Adams
                  Baker & Hostetler
                  3200 National City Center
                  1900 East Ninth Street
                  Cleveland, Ohio 44114-3485

                  If to the Company, to:

                  Boykin Lodging Company
                  Attn: Robert W. Boykin, President
                  Terminal Tower, Suite 15600
                  50 Public Square
                  Cleveland, Ohio  44113-2258






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                  with a copy to:

                  Albert T. Adams
                  Baker & Hostetler
                  3200 National City Center
                  1900 East Ninth Street
                  Cleveland, Ohio 44114-3485

                  17. GOVERNING LAW. The validity, meaning and effect of this Agreement shall be determined in accordance with the laws of the State of Ohio applicable to contracts made and to be performed in that state without giving effect to the principles of conflicts of laws thereof.

                  18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                  19. TERM. This Agreement will expire ten years from the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their respective behalf, by their respective officers thereunto duly authorized, as of the day and year first set forth above.

                                   BOYKIN LODGING COMPANY,
                                     an Ohio corporation



                                   By:________________________________


                                 [THE HOLDERS]



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                                    EXHIBIT A
                                    ---------

                                   The Holders
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